股权转让协议
Equity Transfer Agreement

本股权转让协议（“协议”） 由以下双方于2012年5月28日在中国河北省三河市订立：
银龙资源公司，一家按照美利坚合众国特拉华州法律注册成立的公司（“卖方”）；和
邓作平，中国公民，身份证号为450501196306230197（“买方”）。
以上各方合称“双方”，单独则称“一方”。

This Equity Transfer Agreement (the “Agreement”) is entered into by and between the following parties in Sanhe city, Hebei province, China on May 28, 2012:

Silver Dragon Resources Inc., a company formed and registered under the laws of Delaware, United States of America (the “**Seller**”); and Mr. Deng Zuoping, a Chinese citizen of the People’s Republic of China with the ID number450501196306230197 (the “**Purchaser**”).

Each of the party is hereinafter referred to as a “**Party**” and collectively as the “**Parties**”.

鉴于：

1. 赤峰银龙资源技术有限公司（“公司”）是一家按照中华人民共和国（“中国”）法律合法成立和存续的法人独资企业，其注册地址位于内蒙古赤峰市翁牛特旗五分地镇油房村；公司拥有位于翁牛特旗五分地镇的二把伙银矿的采矿权。
2. 卖方拥有公司70%的股权（“目标股权”）；
3. 卖方希望向买方出售目标股权； 和
4. 买方希望从卖方购买目标股权。

因此，本着平等互利的原则，双方达成以下协议：

WHEREAS:

1. Chifeng Silver Dragon Resources & Technologies, Ltd. (the “**Company**”) is a wholly-owned legal person company duly incorporated and existing in accordance with the laws of the People’s Republic of China (the “**PRC**”) and has its registered address at Youfang Village, Wufendi Township, Wengniute County, Chifeng City, Inner Mongolia; the Company owns the Erbahuo Silver Mine located in Wufendi Township.
2. The Seller duly owns 70% of the equity interest of the Company (the “**Target Equity**”);
3. The Seller wishes to sell the Target Equity to the Purchaser; and
4. The Purchaser wishes to purchase the Target Equity from the Seller.

THEREFORE, in the principles of equality and mutual benefit, the Parties hereby agree as follows:

1. 目标股权的购买和出售

1.1 购买和出售

买方同意按照本意向书的条款和条件从卖方购买、卖方同意按照本意向书条款向买方出售目标股权。卖方对目标股权享有全部的权利、所有权和权益。目标股权上不存在任何留置、质押、抵押、担保物权或其他任何性质的限制。

1.2 转让价款

买方应向卖方支付总额为 740 万元人民币作为购买目标股权的价款（“**转让价款**”）。转让价款应当按照如下方式和时间支付：

(a) 签订本协议后三个工作日内，买方将向卖方指定的帐户汇入定金 100 万元人民币。

(b) 2012 年 7 月 15 日前，买方将向卖方指定的账户汇入 500 万元人民币。

(c) 2012 年 11 月 1 日前，买方将向卖方指定的账户汇入 140 万元人民币。

2. **PURCHASE AND SALE OF TARGET EQUITY**

2.1 Purchase and Sale

The Purchaser agrees to purchase from the Seller and the Seller agrees to sell to the Purchaser the Target Equity, pursuant to the terms and conditions herein. The Seller enjoys all rights, titles and interest of the Target Equity. The Target Equity is free and clear of any and all liens, pledges, mortgages, encumbrances and any other restriction of any nature.

2.2 Purchase Price

The Purchaser shall pay to the Seller RMB7.4 million (the "**Purchase Price**") in total as the consideration of the Target Equity.

The Purchase Price shall be paid according to the following method and schedule:

(a) Within three business days after the signing of this Agreement, the Purchaser shall send RMB1 million to an account designated by the Seller.

(b) Before July 15, 2012, the Purchaser shall send RMB5 million to an account designated by the Seller.

(c) Before November 1, 2012, the Purchaser shall send RMB1.4 million to an account designated by the Seller.

3. **先决条件**

双方同意交割应以下列各项作为先决条件：

(a) 公司董事会一致同意卖方将目标股权转让给买方；

(b) 公司其他股东已放弃优先购买权；

(c) 公司现有的全部政府批准文件、许可、执照仍然持续有效；

(d) 公司的经营未发生重大不利变化；和

(e) 公司就本协议项下的目标股权转让已获得有权审批机关的批准。

3. CONDITIONS PRECEDNET

The Parties agree that the Closing shall be conditional upon the followings:

(a) The Board of Directors of the Company has unanimously agreed to the equity transfer from the Seller to the Purchaser;

(b) All of the other shareholders of the Company have duly waived their rights of first refusal;

(c) All of the current approvals, permits, licenses from governmental authorities held by the Company shall remain in effect all the time;

(d) There is no major adverse change to the operation of the Company; and

(e) The Company has obtained the approval from the competent authority relating to the equity transfer contemplated under this Agreement.

4. **交割**

卖方收到买方支付的定金转让价款（100 万元）之日即启动交割。卖方将在 2012 年 7 月 15 日前

把公司的控制权移交给买方或买方指定的公司，双方将积极合作办理工商等股权变更审批登记事宜。

如果由于并非任何一方责任的原因在2012年7月15日后仍未发生交割，则本协议自动终止或者经双方书面同意后延续。若协议终止卖方须在其后3日内退还买方定金。

4. CLOSING

Upon receipt of the deposit for the Transfer Price (RMB1 million), the Seller shall initiate the closing. Before July 15, 2012, the Seller shall hand over the control of the Company to the Purchaser or a company designated by the Purchaser, and both parties shall actively work together to obtain approval for the equity transfer by the relevant authorities such as the Industrial and Commercial Administration.

If the closing still does not happen after July 15, 2012, due to reasons other than the fault of either party, this Agreement shall be terminated automatically or be renewed upon written consent of both parties. In case this Agreement is terminated, the Seller must return the deposit within three days after the termination.

5. 陈述、保证和承诺

5.1 卖方的陈述和保证

卖方为买方之利益，陈述并保证如下：

(a) 卖方合法拥有公司的70%的股权；

(b) 卖方有权根据本协议向买方出售并转让目标股权的完全合法并可获益的所有权，并且该等目标股权不受任何质押、担保、留置、期权或其他任何人的权利的影响，并且根据本协议转让目标股权能使买方对公司的该等股权享有完全的权利和利益；

(c) 公司系依据中国法律设立和有效存续，并处于良好状态；

5.2 双方的陈述和保证

每一方为对方之利益，陈述并保证如下：

(a) 卖方是按照其设立地的法律组织和有效存续的，并处于良好状态，买方是具有完全民事行为能力的个人；

(b) 其具有签订、交付本协议和履行其在本协议项下义务所必要的权力和批准；

(c) 其已经采取授权它订立本协议所需的一切内部行动，而且其在本协议上签字的代表有在本协议上签名并约束它的充分授权；

(d) 在本协议经其授权代表正式签字后，本协议对其具有法律约束力；和

(e) 无论是本协议的签署，还是本协议项下义务的履行，均不会抵触、或导致违背、违反本协议签署时适用的其章程的任何规定或任何法律、法规、规章、授权、政府机关的任何批准或它是一方或受其限制的合同或协议。

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties of the Seller

The Seller represents and warrants in favour of the Purchaser that:

(a) The Seller duly holds 70% equity interest in the Company;

(b) The Seller is entitled to sell and transfer to the Purchaser the full legal and beneficial ownership in the Target Equity free from all pledges, charges, liens, options and any other rights of any third party and the transfer of the Target Equity pursuant to this Agreement will convey to the Purchaser entire rights and interests to such equity;

(c) The Company is duly incorporated and validly existing according to the PRC law, and is in good standing;

5.2 Representations and Warranties of the Parties

Each Party represents and warranties in favour of the other Party that:

(a) The Seller is duly organized and validly existing under the laws of the place of its establishment, and is in good standing, the Purchaser is a person with full civil capacity;

(b) It has all requisite power and approval required to execute and deliver this Agreement and perform its obligations hereunder;

(c) It has taken all internal actions necessary to authorize it to enter into this Agreement and its representative whose signature is affixed hereto is fully authorized to sign this Agreement and to bind it thereby;

(d) After this Agreement has been duly executed by its authorized representatives, this Agreement shall be legally binding on it; and

(e) Neither the execution of this Agreement nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of its articles of association or bylaws applicable as at the date of execution of this Agreement, or any law, regulation, rule, authorization or approval of any governmental authority, or of any contract or agreement, to which it is a party or subject.

6. 保密

6.1 保密义务

任一方应对所有保密信息保密，未经另一方事前书面同意，不得为本协议目的之外其他任何目的向任何第三方披露。

任一方应仅向为履行其在本协议项下的义务所必须且仅在必要的范围内向其股东、董事、管理人员、职员以及专业顾问披露，且应促使接受该等信息的股东、董事、管理人员、职员以及专业顾问承担不低于本条规定的保密义务。

6.2 保密信息

为了本协议之目的，"保密信息"指与本协议的条款与条件、任一方以及公司的商业运营、商业战略、商业计划、投资计划、产品、销售、客户、雇员、营销、技术、财务或者其他事务相关的或者与之有任何联系的口头或者书面形式的所有信息，包括但不限于包含此种信息的所有报告和记录以及所有的复制件（包括电子复制件）、复制品、翻印和翻译件。

6.3 期限

本条应在本协议终止后五年内继续有效。

6. CONFIDENTIALITY

6.1 Confidentiality Obligation

Each Party shall keep all the Confidential Information confidential, and shall not disclose to any third party for any purpose other than that of this Agreement without the prior written consent from the other Party.

Each Party shall only disclose to its shareholders, directors, officials, employees and professional advisors necessary required, and only to such extent, for performing its obligation under this Agreement and shall procure such shareholders, directors, officials, employees and professional advisors to be liable for a confidentiality obligation not less than that set forth in this section.

6.2 Confidential Information

For the purposes of this Agreement, Confidential Information shall mean the terms and conditions of this Agreement, all information, oral or written, which relates to or is in connection with the business operations, business strategies, business plans, investment plans, products, sales, customers, employees, marketing, technologies, financial or other affairs of each Party and the Company, including without limitation all reports and notes and all copies (including

electronic copies), reproductions, reprints and translations containing such information.

6.3 Term

The obligation under this section shall survive to be effective within five (5) years after the expiration of this Agreement.

7. 违约和赔偿

7.1 违约

除非本协议另有规定外，任一方违反本协议或其在本协议项下的陈述和保证，给另一方造成损失的，应当赔偿另一方因此而遭受的全部损失。

7. DEFAULT AND INDEMNIFICATION

Unless otherwise set forth in this Agreement, either Party shall compensate for all the losses and damages the other Party suffered arising from its breach of this Agreement or its breach of any of its representation and warranty herein.

8. 不可抗力

8.1 不可抗力

不可抗力指任一方不能预见、不能避免或克服、且阻碍该方（"受影响方"）履行其在本协议项下的全部或部分义务的客观情形，包括但不限于，地震、台风、洪水、火灾、战争、政府或公共机构行为、传染病、骚乱、罢工。

8.2 不可抗力的效力

受影响方在不可抗力持续期间可中止履行受不可抗力影响而无法履行的义务，但应采取合理措施以减小不可抗力带来的损害，并应在不可抗力消除后即时恢复履行。

受影响方因不可抗力事件未履行或延迟履行其在本协议项下的义务导致另一方遭受任何损失的，在按照第 7.3 条规定发送通知后不对另一方承担违约责任。

8.3 不可抗力通知

受影响方应迅速以书面形式通知另一方，并在随后 15 天内提供有权官方机构出具的证明不可抗力发生的文件。否则，受影响方应当依据本协议第 6 条规定赔偿另一方遭受的损失。

8.4 解决

一旦发生不可抗力，双方应立即协商以寻求公平的解决方案，并尽一切合理努力将此不可抗力的影响减少到最低限度。

8. FORCE MAJEURE

8.1 Force Majeure

Force Majeure under this Agreement shall mean all object events, which are unforeseeable by either Party, the occurrence and consequences of which cannot be avoided or overcome, and which prevent such Party (the "Affected Party") to perform its all or part obligations hereunder, including without limitation earthquakes, typhoons, flood, fire, war, acts of government or public agencies, epidemics, disturbances and strikes.

8.2 Effect of Force Majeure

The Affected Party may suspend performance of its obligation which is prevented by the Force Majeure and shall take reasonable measures to reduce the affect of such Force Majeure. The Affected Party shall continue to perform promptly after such Force Majeure disappeared.

The Affected Party shall not be liable for any losses and damages the other Party suffered arising from such Party's

default or delay of the performance of its obligation hereunder, provided that such Party has deliver the notice in accordance with the Section 7.3.

8.3 Notice of Force Majeure

The Affected Party shall promptly inform the other Party in writing and shall furnish within fifteen (15) days thereafter documents issued by the competent governmental authority certifying the occurrence of such Force Majeure. Otherwise, the Affected Party shall compensate the other Party for the losses and damages the other Party suffered according to the Section 6.

8.4 Resolution

In the event of Force Majeure, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

9. **通知**

任一方向另一方发送任何通知，应以专人递交、传真或航空挂号邮件、快件的方式交付到以下列出的地址。通知如果是专人递交，应视为在递交日收到；如以传真方式发送，则视为在传真完成时收到（发送人应提供传真报告作为证据）；如以航空挂号信的方式发送，则视为在邮件所载的投递日后的第 7 日收到；如以快件形式发送，则视为在快件交寄票据所载的交寄日后的第 3 日收到。如一份通知同时以多于一种上述方式发送，则按最快方式确定收到日期。

双方联系信息如下：

卖方：美国银龙资源公司 Silver Dragon Resources Inc.

地址：200 Davenport Road

Toronto, Ontario, Canada M5R 1J2

收件人：Marc Hazout

传真：(416) 223-8507

电话：(416) 223-8500

买方：邓作平

地址：中华人民共和国南宁市

南宁市青山路6号东方园小区9栋A561（邮编 530015）

收件人：邓作平先生

电话：86-18977146688

9. NOTICE

Any notice from either Party to the other Party of this Agreement shall be delivered in personal or via fax, registered airmail or courier to the addresses listed hereunder. If a notice is delivered in person, it shall be deemed as received on the date of delivery; if it is sent by fax, it shall be deemed as received upon the completion of the fax process provided that the sender provides the fax report as evidence; if it is sent by registered airmail, it shall be deemed as received on the seventh (7) day after the post date indicated by the airmail; if it is delivered by courier, it shall be deemed as received on the third (3) day after the delivery date indicated by the courier invoice. In case that a notice is simultaneously delivered by more than one manner aforementioned, the fastest shall be referred for determining the date of receipt.

Contact information of the Parties is as follows:

To the Seller: Silver Dragon Resources Inc.

Address: 200 Davenport Road

Toronto, Ontario, Canada M5R 1J2

Attention: Marc Hazout, President

Fax: (416) 223-8507

Tel: (416) 223-8500

To the Purchaser: Deng Zuoping

Address: A561, Building No. 9, Dongfangyuan, No. 6 Qingshan Road, Nanning City

Guangxi, 530015, P.R. China

Attention: Mr. Deng Zuoping

Tel: 86-18977146688

10. 适用的法律

本协议适用中华人民共和国法律，并按照该法律进行解释。

10. APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the PRC laws.

11. 争议解决

11.1 协商与仲裁

如双方对本协议有任何争议或不一致，应首先友好协商解决。协商不成，任一方可该等争议或不一致提交中国国际经济贸易仲裁委员会按照其当时有效的仲裁规则进行仲裁。仲裁应以英语和中文进行。仲裁裁决是终局的，对双方均有约束力。双方同意遵守该等裁决。

11.2 仲裁程序的影响

仲裁程序的开始不应导致本协议的终止，本协议在仲裁员作出裁决前应继续具有完全的效力。

11. DISPUTES RESOLUTION

11.1 Consultation and Arbitration

If the Parties have any dispute or discrepancy in connection with this Agreement, they shall first consultant with each other. If no agreement is achieved, either Party may submit such dispute or discrepancy to the China International Economic and Trade Arbitration Commission for arbitration according to its current arbitration rule. The arbitration shall be conducted both in English and Chinese. The arbitration award shall be final and binding on the Parties. The Parties hereto agree that they will abide by such arbitration award.

11.2 Effect of Arbitration

Commencement of arbitration shall not terminate this Agreement, which shall continue to be in full force and effect before the award rendered by the arbitrator(s).

12. 其他

12.1 非弃权

任何一方对于本协议下一项权利的不行使或延迟行使不应构成对该权利的放弃，对于一项权利的单独或部分行使不排除任何将来对该权利的其它行使。

12.2 修订

对本协议的任何修订都应由双方签署书面文件同意。

12.3 可分割性

本协议任何约定的无效不应影响本协议其他任何约定的效力。

12.4 文本

本协议应以中文和英文两种语言签署。中英文文本具有相同效力。本协议应签署[5]份，各份效力相同。双方各持[2]份，报送审批机关[1]份。

12.5 完整协议

本协议及其附件构成双方关于本协议主旨的完整协议，并且取代以前有关本协议主旨的所有讨论、协商和协议。

12.6 费用、开支和税收

双方同意各自承担各自产生或向其征收的与本协议的准备、协商、签署、交付相关的费用、开支和税收。

12.7 公司雇员

如无另行安排，公司现有雇员应继续聘用到年底。

12. MISCELLANEOUS

12.1 Non-Waiver

Failure or delay of either Party hereto to exercise its right under this Agreement shall not constitute waiver thereof; nor shall any single or partial exercise of a right preclude any other future exercise thereof.

12.2 Amendment

Any amendment to this Agreement shall be agreed to in a written instrument signed by the Parties.

12.3 Severability

The invalidity of any provision of this Agreement shall not affect the validity of any other provision of this Agreement.

12.4 Language and Counterparts

This Agreement shall be executed both in Chinese and English which shall have the same effect. This Agreement shall be executed in [five (5)] counterparts with the same effect. Each Party shall hold [two (2)] counterparts and the other one (1) shall be submitted to the competent authority.

12.5 Entirety

This Agreement and the Appendix hereto constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior discussions, negotiations and agreements between them with respect to such subject matter.

12.6 Costs, Expenses and Taxes

The Parties agree that each Party shall bear its own costs, expenses and taxes incurred by or imposed on each Party in connection with the preparation, negotiation, execution and delivery of this Agreement.

12.7 Employees of the Company

Unless there are other arrangements, the currently existing employees shall continue to be employed until the year end.

兹见证本协议已于首页记载的日期签署。

IN WITNESS WHEREOF this Agreement has been executed on the date indicated on the first page.

美国银龙资源公司

Silver Dragon Resources Inc.

授权代表：（签署）

Authorized Representative (signature):

姓名Name：于永涛Tony Yong Tao Yu

职务Position：驻京首席代表Chief Representative, Beijing Office

邓作平

Mr. Deng Zuoping

（签署）：

(signature):

补充协议
Complementary Agreement

关于银龙资源公司和邓作平于 2012 年 5 月 28 日签署的股权转让协议的付款方式，各方达成以下补充协议：

Regarding the payment method as per the Equity Transfer Agreement signed between Silver Dragon Resources, Inc. and Mr. Deng Zuoping on May 28, 2012, the parties involved hereby agree to the following complementary agreement:

银龙资源公司兹授权邓先生付款到如下帐号：

Silver Dragon Resources, Inc. hereby authorizes Mr. Deng to make payments to the following account:

(Account Holder) 收款单位：赤峰银龙资源技术有限公司 (Chifeng Silver)
(Account Number) 帐号：0605025309020135290
(Bank name) 开户行：中国工商银行翁牛特旗支行

在收到邓先生支付的每笔款项后，赤峰银龙资源技术有限公司必须于三日内将该款项支付到如下帐号：

Upon receipt of each sum of money from Mr. Deng, Chifeng Silver Dragon Resources & Technologies, Ltd. must transfer it to the following account within three days:

(Account Holder) 收款单位：三河华冠资源技术有限公司 (Sino-Top)
(Account Number) 账号：888019806308093001
(Bank Name)开户行：中国银行廊坊燕郊支行(Bank of China)

美国银龙资源公司

Silver Dragon Resources Inc.

授权代表：（签署）

Authorized Representative (signature):

姓名Name：于永涛 Tony Yong Tao Yu

职务Position：驻京首席代表Chief Representative, Beijing Office

邓作平

Mr. Deng Zuoping

（签署）

(signature):

赤峰银龙资源技术有限公司

Chifeng Silver Dragon Resources & Technologies, Ltd.

授权代表：（签署）

Authorized Representative (signature):

姓名Name：杜少纯 Mr. Du Shaochun

职务Position：总经理 General Manager